IAI Investment Funds, VI, Inc.
                                                               File No. 33-40496



                         SUPPLEMENT DATED MARCH 26, 1999
                     TO THE PROSPECTUS DATED AUGUST 1, 1998
                                       OF
                                IAI BALANCED FUND


             MANAGEMENT OF FUND INVESTMENTS IN RESTRICTED SECURITIES

The following replaces the disclosure on page 16 of the Fund's current Prospectus and any supplements thereto concerning the management of Fund investments in restricted securities:

The Fund managers are responsible for Fund investments in restricted securities, including equity and limited partnership interests in privately-held companies and investment partnerships.

         MANAGEMENT OF FUND INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS

The following replaces the disclosure on page 16 of the Fund's current Prospectus concerning the management of Fund investments in securities of foreign issuers:

Hilary Fane has responsibility for the Fund's investments in securities of foreign issuers. Ms. Fane is IAI International's Chief Investment Officer of International Equities and a member of its Board of Directors. Ms. Fane has served as a portfolio manager since joining IAI International in 1985.